UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2015

HIGHWATER ETHANOL, LLC
(Exact name of small business issuer as specified in its charter)

Minnesota	333-137482	20-4798531
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

24500 US Highway 14, Lamberton, MN	56152
(Address of principal executive offices)	(Zip Code)

(507) 752-6160
(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Timothy VanderWal, a member of the board of governors of Highwater Ethanol, LLC (the "Company"), resigned from his position as a governor effective March 13, 2015.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Results of 2015 Annual Members' Meeting

On March 12, 2015, the Company held its 2015 annual members' meeting ("2015 Annual Meeting") to vote on the election of three governors whose terms were scheduled to expire in 2015.

Proposal One: Election of Governors

George Goblish, Warren Pankonin and Luke Spalj were elected by a plurality vote of the members to serve terms which will expire in 2018. The votes for the nominees for governor were as follows:

Nominee Governors	For	Abstentions
George Goblish	2,088.5	326.5
Warren Pankonin	2,079.5	335.5
Luke Spalj	2,232.0	183

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHWATER ETHANOL, LLC

Date: March 13, 2015	/s/ Brian Kletscher
Brian Kletscher, Chief Executive Officer